                                                                   EXHIBIT 10.74

                                   LIBBEY INC.

                  FIRST AMENDMENT TO PARENT GUARANTY AGREEMENT

                          Dated as of December 21, 2004

      Re:    Parent Guaranty Agreement dated as of March 31, 2003,
               Note Purchase Agreement dated as of March 31, 2003
                                       and
       $25,000,000 3.69% Senior Notes, Series 2003A-1, due March 31, 2008
       $55,000,000 5.08% Senior Notes, Series 2003A-2, due March 31, 2013
    $20,000,000 Floating Rate Senior Notes, Series 2003B, due March 31, 2010

                                   LIBBEY INC.

                  FIRST AMENDMENT TO PARENT GUARANTY AGREEMENT

                          Dated as of December 21, 2004

      Re:     Parent Guaranty Agreement dated as of March 31, 2003,
               Note Purchase Agreement dated as of March 31, 2003
                                       and
       $25,000,000 3.69% Senior Notes, Series 2003A-1, due March 31, 2008
       $55,000,000 5.08% Senior Notes, Series 2003A-2, due March 31, 2013
    $20,000,000 Floating Rate Senior Notes, Series 2003B, due March 31, 2010

To the institutional investors (the "Noteholders")
Named in Schedule I attached hereto

Ladies and Gentlemen:

      Reference is made to the Parent Guaranty Agreement dated as of March 31, 2003 (the "Guaranty Agreement") between Libbey Inc., a Delaware corporation (the "Guarantor"), and each of the institutional investors party thereto, pursuant to which the Guarantor has guaranteed the obligations of Libbey Glass Inc., a Delaware corporation (the "Company"), under the Note Purchase Agreement dated as of March 31, 2003 (the "Note Purchase Agreement") between the Company and the institutional investors party thereto, under and pursuant to which the Company originally issued and sold its 3.69% Senior Notes, Series 2003A-1, due March 31, 2008 in an aggregate principal amount of $25,000,000 (the "Series A-1 Notes"), 5.08% Senior Notes, Series 2003A-2, due March 31, 2013 in an aggregate principal amount of $55,000,000 (the "Series A-2 Notes"), and Floating Rate Senior Notes, Series 2003B, due March 31, 2010 in an aggregate principal amount of $20,000,000 (the "Series 2003B Notes," and together with the Series A-1 Notes and the Series A-2 Notes, the "Notes"). Terms used but not otherwise defined herein shall have the same meaning as ascribed to such terms in the Guaranty Agreement.

      The Guarantor hereby agrees with you in this First Amendment to Parent Guaranty Agreement (this or the "Amendment") as follows:

                                   ARTICLE 1.

                        AMENDMENT OF GUARANTY AGREEMENT.

      Section 1.1. Amendment to Section 5.1 (Limitation on Debt). Section 5.1 of the Guaranty Agreement shall be and is hereby amended in its entirety to read as follows:

            "Section 5.1. Limitation on Debt. The Guarantor will not at any time permit:

                  (a) the Consolidated Leverage Ratio to exceed (i) from October
            1, 2004 through and including June 29, 2005, 3.75 to 1.00, and (ii) from June 30, 2005 and at all times thereafter, 3.50 to 1.00; and

                  (b) Priority Debt to exceed 20% of Consolidated Total
            Capitalization as of the end of the most recently completed fiscal quarter."

                                   ARTICLE 2.

                         REPRESENTATIONS AND WARRANTIES.

      The Guarantor represents and warrants that as of the date hereof and after giving effect hereto:

            (a) The execution and delivery of the Amendment by the Guarantor and compliance by the Guarantor with all of the provisions of the Guaranty Agreement, as amended by the Amendment --

                  (i) are within the corporate power and authority of the
            Guarantor; and

                  (ii) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the certificate of incorporation or by-laws of the Guarantor, or any indenture or other agreement or instrument to which the Guarantor is party or by which the Guarantor may be bound or result in the imposition of any Liens or encumbrances on any property of the Guarantor.

            (b) The execution and delivery of the Amendment has been duly authorized by all necessary corporate action on the part of the Guarantor; and the Amendment has been duly executed and delivered by the Guarantor, and the Guaranty Agreement, as amended by the Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

            (c) Upon the effectiveness of this Amendment and that certain Amendment No. 1 and Waiver to Credit Agreement, dated as of December 21, 2004 (the "Credit Agreement Amendment"), in respect of the Credit Agreement dated as of June 24, 2004

      (the "Bank Credit Agreement") by and among the Company, Libbey Europe B.V. and the banks and financial institutions named therein, no Default or Event of Default exists or shall be continuing under the Guaranty Agreement or the Note Purchase Agreement.

            (d) Neither the Guarantor nor any Subsidiary has paid any fee or other consideration to any Lender (as defined in the Bank Credit Agreement) or to any Noteholder in connection with the execution and delivery of the Credit Agreement Amendment or this Amendment except (i) an amendment fee equal to .05% of the commitment amount of each Lender party to the Credit Agreement Amendment, (ii) the fee referenced in Section 3.4 of this Amendment, and (iii) routine fees of counsel.

                                   ARTICLE 3.

                                 MISCELLANEOUS.

      Section 3.1. References to Guaranty Agreement. References in the Guaranty Agreement or the Note Purchase Agreement or in any Note, certificate, instrument or other document delivered in connection with or in respect of the Guaranty Agreement to the Guaranty Agreement shall be deemed to be references to the Guaranty Agreement as amended hereby and as further amended from time to time without making specific reference to this Amendment or any such other amendment.

      Section 3.2. Effect of Amendment; Reaffirmation of Guaranty Agreement. Except as expressly amended hereby, the Guarantor agrees that the Guaranty Agreement and all other documents and agreements executed by the Guarantor in connection with the Guaranty Agreement in favor of the Noteholders are ratified and confirmed in all respects and continue unimpaired and shall remain in full force and effect.

      Section 3.3. Successors and Assigns. This Amendment shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the Noteholders and to the benefit of the Noteholders' successors and assigns, including each successive holder or holders of any Notes.

      Section 3.4. Requisite Approval; Expenses. This Amendment shall be effective as of the date first written above upon the satisfaction of the following conditions precedent: (a) the Guarantor and the Required Holders shall have executed this Amendment, (b) the Company shall have executed and delivered the Acknowledgment and Consent in respect of the Note Purchase Agreement and this Amendment in the form attached hereto as Exhibit A, (c) each of the Subsidiary Guarantors shall have executed and delivered the Acknowledgment and Consent in respect of the Subsidiary Guaranty Agreement and this Amendment in the form attached hereto as Exhibit B, (d) a copy of the executed Credit Agreement Amendment shall have been delivered to the Noteholders, (e) the Guarantor and the Company shall have paid a fee to each Noteholder in an amount equal to 0.05% of the principal amount of the Notes held by such Noteholder, and
(f) the Guarantor and the Company shall have paid all reasonable fees and disbursements of Chapman and Cutler LLP which are reflected in statements of such counsel rendered on or prior to the date of this Amendment.

      Section 3.5. Counterparts. This Amendment to Guaranty Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

      Section 3.6. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                   Remainder of Page Intentionally Left Blank

      IN WITNESS WHEREOF, the Guarantor has executed this First Amendment to Parent Guaranty Agreement as of the day and year first above written.

                               LIBBEY INC.

                               By     /s/ Kenneth A. Boerger
                                  ---------------------------------------------
                               Name:  Kenneth A. Boerger
                               Title: Vice President & Treasurer

      This Amendment is accepted and agreed to as of the day and year first above written.

                               METROPOLITAN LIFE INSURANCE COMPANY

                               By     /s/ Timothy L. Powell
                                  ---------------------------------------------
                               Name:  Timothy L. Powell
                               Its    Director

                               GENERAL AMERICAN LIFE INSURANCE COMPANY
                               By:    Metropolitan Life Insurance Company,
                                      as Investment Manager

                               By     /s/ Timothy L. Powell
                                  ---------------------------------------------
                               Name:  Timothy L. Powell
                               Title  Director

                               THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                               AIG LIFE INSURANCE COMPANY
                               SUNAMERICA LIFE INSURANCE COMPANY

                               By     AIG Global Investment Corp., investment
                                      advisor

                               By     /s/ Gerald F. Herman
                                  ---------------------------------------------
                               Name:  Gerald F. Herman
                               Its    Vice President

                               ALL STATE LIFE INSURANCE COMPANY

                               By     /s/ Jeffrey J. Cannon
                                  ---------------------------------------------
                               Name:  Jeffrey J. Cannon

                               By     /s/ Dorothy E. Even
                                  ---------------------------------------------
                               Name:  Dorothy E. Even

                               MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                               C.M. LIFE INSURANCE COMPANY
                               MASSMUTUAL ASIA LIMITED

                               By     Babson Capital Management LLC as
                                      Investment Advisor

                               By     /s/ Elisabeth A. Perenick
                                  ---------------------------------------------
                               Name:  Elisabeth A. Perenick
                               Its    Managing Director

                               NATIONWIDE LIFE INSURANCE COMPANY
                               NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY NATIONWIDE MUTUAL FIRE INSURANCE COMPANY

                               By     /s/ Mark W. Poeppelman
                                  ---------------------------------------------
                               Name:  Mark W. Poeppelman
                               Its --------------------------------------------

                               THE CANDA LIFE ASSURANCE COMPANY

                               By     /s/ Eve Hampton
                                  ---------------------------------------------
                               Name:  Eve Hampton
                               Its    V.P., Investments, U.S. Operations

                               By     /s/ J.G. Lowery
                                  ---------------------------------------------
                               Name:  J.G. Lowery
                               Its    A.V.P., Investments, U.S. Operations

                                   NOTEHOLDERS

          NAMES OF NOTEHOLDERS                    SERIES OF NOTES      OUTSTANDING PRINCIPAL AMOUNT
METROPOLITAN LIFE INSURANCE COMPANY                     A-1                     $ 25,000,000
GENERAL AMERICAN LIFE INSURANCE COMPANY                 A-2                     $  4,000,000
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY             A-2                     $  7,000,000
AIG LIFE INSURANCE COMPANY                              A-2                     $  6,000,000
ALLSTATE LIFE INSURANCE COMPANY                         A-2                     $  5,000,000
                                                                                $  5,000,000
                                                                                $  5,000,000
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY             A-2                     $  3,550,000
                                                                                $  2,200,000
                                                                                $  1,250,000
                                                                                $    750,000
                                                                                $    350,000
C.M. LIFE INSURANCE COMPANY                             A-2                     $  1,450,000
MASSMUTUAL ASIA LIMITED                                 A-2                     $    450,000
NATIONWIDE LIFE INSURANCE COMPANY                       A-2                     $  4,000,000
NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY           A-2                     $  3,000,000
NATIONWIDE MUTUAL FIRE INSURANCE COMPANY                A-2                     $  2,000,000
THE CANADA LIFE ASSURANCE COMPANY                       A-2                     $  4,000,000
SUNAMERICA LIFE INSURANCE COMPANY                        B                      $  7,000,000
MONUMENTAL LIFE INSURANCE COMPANY                        B                      $ 13,000,000
                                                       TOTAL                    $100,000,000

                                   SCHEDULE I
                (to First Amendment to Parent Guaranty Agreement)

                           ACKNOWLEDGMENT AND CONSENT

To the institutional investors named in
Schedule I to the Amendment (as hereinafter described)

      This Acknowledgment and Consent (this "Acknowledgment and Consent"), dated as of December 21, 2004, is being delivered by the undersigned, Libbey Glass Inc., a Delaware corporation (the "Company"), in respect of that certain Note Purchase Agreement dated as of March 31, 2003 (the "Note Purchase Agreement") between the Company and the institutional investors party thereto and in connection with the transactions contemplated by the First Amendment to Parent Guaranty Agreement, effective as of even date herewith (the "Amendment"), between Libbey Inc., a Delaware corporation (the "Guarantor"), and the institutional investors party thereto, in respect of the original Parent Guaranty Agreement dated as of March 31, 2003 (the "Amendment") between the Guarantor and the institutional investors party thereto relating to the Note Purchase Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment.

            By executing this Acknowledgment and Consent as of the date hereof, the Company:

            (i) acknowledges receipt of a copy of, and hereby consents to the terms of, the Amendment;

            (ii) ratifies and confirms the Note Purchase Agreement and the Notes thereunder; and

            (iii) confirms that the Note Purchase Agreement and the Notes thereunder continue unimpaired and in full force effect.

                  [Signature Pages for Acknowledgment and Consent Follow]

                                    EXHIBIT A
                (to First Amendment to Parent Guaranty Agreement)

      This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

      IN WITNESS WHEREOF, the Company has caused this Acknowledgment and Consent to be executed as of the day and year first above written.

                                     LIBBEY GLASS INC.

                                     By     /s/ Kenneth A. Boerger
                                        ---------------------------------------
                                     Name:  Kenneth A. Boerger
                                     Title: Vice President & Treasurer

                           ACKNOWLEDGMENT AND CONSENT

To the institutional investors named in
Schedule I to the Amendment (as hereinafter described)

      This Acknowledgment and Consent (this "Acknowledgment and Consent"), dated as of December 21, 2004, is being delivered by each of the undersigned (each, a "Subsidiary Guarantor"), in respect of that certain Subsidiary Guaranty dated as of March 31, 2003 (the "Subsidiary Guaranty"), given in favor of the institutional investors referred to therein, and in connection with the transactions contemplated by the First Amendment to Parent Guaranty Agreement, effective as of even date herewith (the "Amendment"), between Libbey Inc., a Delaware corporation (the "Guarantor"), and the institutional investors party thereto, in respect of the original Parent Guaranty Agreement dated as of March 31, 2003 (the "Amendment") between the Guarantor and the institutional investors party thereto relating to the original Note Purchase Agreement, dated as of March 31, 2003 between Libbey Glass Inc. and the institutional investors party thereto. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment.

      By executing this Acknowledgment and Consent as of the date hereof, each Subsidiary Guarantor:

            (i) acknowledges receipt of a copy of, and hereby consents to the terms of, the Amendment;

            (ii) ratifies and confirms the Subsidiary Guaranty; and

            (iii) confirms that the Subsidiary Guaranty continues unimpaired and in full force effect.

                  [Signature Pages for Acknowledgment and Consent Follow]

                                    EXHIBIT B
                (to First Amendment to Parent Guaranty Agreement)

      This Acknowledgment and Consent may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Acknowledgment and Consent may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

      IN WITNESS WHEREOF, each Subsidiary Guarantor has caused this Acknowledgment and Consent to be executed as of the day and year first above written.

                                   THE DRUMMOND GLASS COMPANY
                                   SYRACUSE CHINA COMPANY
                                   WORLD TABLEWARE INC.
                                   LGA3 CORP.
                                   LGA4 CORP.
                                   LGFS INC.
                                   LGAC LLC
                                   LGC CORP.
                                   TRAEX COMPANY

                                   By     /s/ Kenneth A. Boerger
                                       ----------------------------------------
                                   Name:  Kenneth A. Boerger
                                   Title: Vice President & Treasurer

                                      B-2